Exhibit 10.3
Form 8-K
Viking Systems, Inc.
File No. 000-49636

     THE SALE AND ISSUANCE OF THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED, UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.



                       WARRANT TO PURCHASE COMMON STOCK

                                      of

                             VIKING SYSTEMS, INC.


     This certifies that ST. CLOUD CAPITAL PARTNERS, L.P., and its assignees (the "Holder") are entitled, subject to the terms set forth below, to purchase from Viking Systems, Inc., a Nevada corporation (the "Company"), Nine Hundred Thirty-Seven Thousand Five Hundred (937,500) shares (the "Warrant Shares") of common stock, $.001 par value, of the Company (the "Common Stock") upon surrender of this warrant at the principal office of the Company referred to below, together with a notice of exercise in the form of annex 1 duly completed and executed (the "Notice of Exercise"), and simultaneous payment for the Warrant Shares in lawful money of the United States, or otherwise as provided below, at the exercise price referred to in section 2. This warrant is issued to the Holder pursuant to the terms and conditions of that certain Securities Purchase Agreement dated as of the date hereof, and any amendments, supplements or addendums thereto (the "Securities Purchase Agreement") entered into by the Company, the Lead Lender and Collateral Agent and those Persons described in the Securities Purchase Agreement as an "Investor." Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement.

     1. Term. Subject to the terms set forth in this warrant, this warrant shall be exercisable by the Holder, in whole or in part, at any time before 5:00 p.m., California time, on September 22, 2008 (the "Expiration Date"), and shall not be exerciseable thereafter.

     2. Exercise Price. The exercise price at which this warrant may be exercised shall equal $.40 per share of Common Stock (the "Exercise Price"), as

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adjusted  from time to time  pursuant  to  section 9. If the  Exercise  Price is reduced, it is referred to as the "Adjusted Exercise Price."

     3. Exercise of Warrant. This warrant is exercisable by the Holder in whole at any time or in part from time to time by the surrender of this warrant and the Notice of Exercise duly completed and executed by the Holder, at the principal office of the Company, and upon payment to the Company by wire transfer of the exercise price referred to in section 2 provided that the warrant is exercised for at least 25% of the Warrant Shares. If this warrant shall be exercised in part only, the Company shall, upon surrender of this warrant for cancellation, issue to or on the order of the Holder a new warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder as to which the warrant has not been exercised.

     4. Fractional Shares. No fractional shares shall be issued upon exercise of this warrant. At the Company's sole discretion, in lieu of any fractional share to which the Holder would otherwise be entitled, the Company may make a cash payment equal to the fair market value of a share of Common Stock on the date of exercise multiplied by that fraction.

     5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this warrant, the Company, at its expense, shall execute and deliver, in lieu of this warrant, a new warrant of identical tenor and amount.

     6. Rights of Stockholders. The Holder, as such, shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise of this warrant for any purpose, nor shall anything in this warrant be construed to confer upon the Holder, as such, any rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting, or to give or withhold consent to any corporate action or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until this warrant shall have been exercised.

     7. Transfers. The Holder may transfer this warrant by executing an assignment in the form of annex 2 and delivering this warrant and the executed assignment form in the same manner as a negotiable instrument. The Company, on surrender of this warrant for exchange properly endorsed on the assignment form and at its expense, shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder may direct (on payment by the Holder of any applicable transfer taxes), for the number of shares then issuable upon exercise of this warrant. The Holder, by acceptance of this warrant, acknowledges that this warrant and the shares of Common Stock to be issued upon exercise of this warrant are being or will be acquired by the Holder for investment, and that the Holder shall not offer, sell, or otherwise dispose of this warrant or any shares of Common Stock to be issued upon exercise

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

of this warrant, except under circumstances that will not result in a violation of the Act or any state securities laws.

     8. Reservation of Stock. As long as this warrant is exercisable, the Company shall reserve and keep available, free from preemptive rights, out of its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise in whole of this warrant and, from time to time, shall take all steps necessary to amend its certificate of incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise in whole of this warrant. The Company covenants that all Warrant Shares which may be issued upon exercise of this warrant will, upon issue and full payment thereof by Holder in accordance with the terms of this warrant, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

     9. Adjustments. The Exercise Price in effect at any time and the number and kind of securities issuable upon exercise of this warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

          (a) New Issuances. If, at any time after the issuance of this warrant and prior to the Expiration Date, the Company issues or sells any shares of Common Stock, or any warrants, options or other rights to purchase Common Stock (a "New Issuance"), for a consideration per share (the "New Issuance Price"), which is less than the lower of (x) the "Initial Base Price" (as defined below) or (y) the "Adjusted Base Price" (as defined below), the Exercise Price of this warrant shall be reduced to an amount equal to the product of (A) the Exercise Price in effect immediately prior to the New Issuance and (B) an amount determined by dividing the New Issuance Price by the lower of the Initial Base Price or the Adjusted Base Price.

               (i) For purposes of this Agreement, the "Initial Base Price" shall be $.20 per share. The Initial Base Price shall be reduced to the New Issuance Price if the New Issuance Price is less than the Initial Base Price. The result of such reduction is referred to as the "Adjusted Base Price." An example of the adjustments required by this section 9(a) is as follows:

               At a time when the Exercise Price is $.40 per share and the Initial Base Price is $.20 per share, the Company sells shares of Common Stock at $.15 per share (i.e., the New Issuance Price). The Exercise Price of the warrant shall be reduced as follows:

                  $.40 x ($.15 / $.20) = $.30, the new Exercise Price.

               Thereafter, the Adjusted Base Price is $.15 per share. If the Company then sells shares of its Common Stock at $.12 per share (i.e., the New Issuance Price), the Exercise Price of the warrant shall be reduced as follows:

                  $.30 x ($.12 / $.15) = $.24, the new Exercise Price.

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               (ii) For purposes of this Agreement,  the New Exercise Price of a warrant, option or other right to purchase shares of the Common Stock shall be the exercise or conversion price of such warrant, option or other right plus any consideration paid to acquire such warrant, option or other right.

               (iii) Notwithstanding anything in this Agreement to the contrary, the issuance of any shares of Common Stock to the Investors under the terms of the Securities Purchase Agreement shall not affect the Exercise Price or the Initial Base Price or Adjusted Base Price for purposes of this section 9(a).

          (b) Splits and Subdivisions. If the Company should at any time or from time to time prior to the Expiration Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the "Warrant Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common or Warrant Stock Equivalents, then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the Exercise Price shall be proportionately decreased and the number of shares of Common Stock which this warrant is exercisable for, if any, shall be appropriately increased in proportion to such increase of outstanding shares.

          (c) Combination of Shares. If prior to the Expiration Date, the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the Exercise Price shall be proportionately increased and the number of shares of Common Stock which this warrant is exercisable for, if any, shall be appropriately decreased in proportion to such decrease in outstanding shares.

          (d) Reorganization, Merger, Consolidation or Sale. If at any time or from time to time prior to the Expiration Date, there shall be a capital reorganization (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 9) or a merger or consolidation of the Company with or into another corporation, or the sale or transfer of all or substantially all of the Company's assets to another Person shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for their shares of Common Stock, then as a part of such reorganization, merger, consolidation, sale or transfer, provision shall be made so that the Holder shall thereafter be entitled to receive upon the exercise of this warrant, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer, to which a holder of the number of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this warrant would have received if this warrant had been exercised immediately prior to such reorganization, merger, consolidation, sale or transfer. The Company will not effect any such consolidation, merger, sale or transfer unless prior to the consummation thereof the successor entity (if other than the Company) resulting from such consolidation, merger or the entity purchasing such assets shall assume by written instrument (i) the obligation to

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     deliver to the Holder such  securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, and (ii) all other obligations of the Company under this warrant. The provisions of this section 9(d) shall similarly apply to successive consolidations, mergers, exchanges, sales and transfers. In the event that in connection with any such capital reorganization, consolidation, merger, sale or transfer, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of section 9(d) hereof.

          (e) Reclassification, Conversion or Reorganization. If the Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Common shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, conversion, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for in sections 9(b) and 9(c) above, or a reorganization, merger, consolidation, sale or transfer provided for in section 9(d) above), then and in each such event the Holder shall be entitled to receive upon the exercise of this warrant the kind and amount of shares of stock and other securities and property receivable upon such reorganization, conversion, reclassification or other change, to which a holder of the number of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this warrant would have received if this warrant had been exercised immediately prior to such reorganization, conversion, reclassification or other change, all subject to further adjustment as provided herein.

          (f) Notice of Adjustment. Upon any adjustment of the Exercise Price and the number of Warrant Shares or other capital stock, as applicable, issuable upon exercise of the warrant, then and in each such case the Company, at its sole expense, shall give written notice thereof (i) by certified or registered mail, postage prepaid, (ii) by a nationally known overnight delivery service, or (iii) delivered by hand, addressed to the Holder at his address as shown on the books of the Company, which notice shall state the exercise price resulting from such adjustment and adjusted number of Warrant Shares or other capital stock, as applicable, issuable upon exercise of the warrant, setting forth in reasonable detail the method upon which such calculation is based.

          (g) Limitations on Adjustments. Anything in this warrant to the contrary notwithstanding, no adjustment of the exercise price shall be required, unless such adjustment, either by itself or with other adjustments not previously made, would require a change of at least $0.01 in such exercise price; provided, that any adjustment that, by reason of this section 9(g), is not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     10. Early Termination. The Holder shall have no right to exercise this warrant at any time after the later of (a) the consummation of a Termination Event (as defined below), and (b) the 20th trading day following the date on which the Company gives the Holder the written notice referred to in the next sentence. The Company shall give the Holder not fewer than 20 trading days' advance written notice of the consummation of a Termination Event. As used in

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this agreement,  the term  "Termination  Event" means (y) the  consummation of a merger of the Company with an unaffiliated third party, in which the shares of Common Stock are converted solely into the right to receive cash, or (z) if the Common Stock is quoted on NASDAQ or the New York Stock Exchange (the "NYSE") or American Stock Exchange (the "AMEX"), the average of the closing price of the Common Stock on any 30 consecutive trading days on NASDAQ, the NYSE, or the AMEX, as the case may be, during the exercise period equals or exceeds 300% of the exercise price at which this warrant may then be exercised.

     11. Equity Participation. This warrant is issued in connection with the Securities Purchase Agreement. It is intended that this warrant constitute an equity participation under California law and not constitute interest on the Promissory Note. If under any circumstances whatsoever, fulfillment of any obligation of this warrant, the Securities Purchase Agreement, or any other agreement or document executed in connection with the Securities Purchase Agreement, shall violate the lawful limit of any applicable usury statute or any other applicable law with regard to obligations of like character and amount, then the obligation to be fulfilled shall be reduced to such lawful limit, such that in no event shall there occur, under this warrant, the Securities Purchase Agreement, or any other document or instrument executed in connection with the Securities Purchase Agreement, any violation of such lawful limit, but such obligation shall be fulfilled to the lawful limit. If any sum is collected in excess of the lawful limit, such excess shall be applied to reduce the principal amount of the Promissory Note and, following full payment of the Promissory Note, shall be returned to the Company.

     12. Expenses. The Company shall pay all expenses and other charges payable in connection with the preparation, issuance and delivery of this warrant and all substitute warrants. and all taxes (other than any issuance taxes, including, without limitation, documentary stamp taxes, transfer taxes and other governmental charges, which shall be paid by the Company) in connection with such issuance and delivery of this warrant and the Warrant Shares.

     13. Severability. If any provision of this warrant or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this warrant and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     14. Amendments. This warrant may be amended only by an instrument executed by the Company and the Holder.

     15. Governing Law. This warrant shall be governed by and construed in accordance with the law of the State of California, applicable to agreements made and to be performed in California, without giving effect to its conflict of laws principles.

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Dated: March 22, 2005


                                    VIKING SYSTEMS, INC.



                                    By: /s/ Thomas B. Marsh
                                         Name:  Thomas B. Marsh
                                         Title:  President and Chief
                                                 Executive Officer

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                                                                       ANNEX 1

                              NOTICE OF EXERCISE

To:  Viking Systems, Inc.

     (1) The undersigned hereby irrevocably elects to purchase _________ shares of Common Stock of Viking Systems, Inc. pursuant to the attached warrant, and tenders payment of the purchase price for such shares by a cash payment of $__________.

     (2) In exercising the warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired for investment, and that the undersigned shall not offer, sell, or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     (3) Please issue a certificate or certificates representing such shares of Common Stock, and, to the extent the Company determines not to issue fractional shares, pay any cash for any fractional share, to:

      Name                    Address                 Number of Shares
      ----                    -------                 ----------------






     (4) Please issue a new warrant for the unexercised portion of the attached warrant in the name of the undersigned and/or, if the undersigned has completed an assignment form in the form of annex 2 to the warrant, in such other names and amounts as specified in the assignment form.



Dated:_________________________     Holder: ____________________________________


                                    By:     ____________________________________
                                            Name:
                                            Title:

                                                                       ANNEX 2



                                ASSIGNMENT FORM

     For value received, the undersigned registered owner of this warrant hereby sells, assigns and transfers to the assignee named below all the rights of the undersigned under the warrant attached to this assignment with respect to the number of shares of Common Stock set forth below:

Name of Assignee                     Address                    Number of Shares








     The undersigned represents and warrants to the Company that the assignee has represented and warranted to the undersigned that (a) it is an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "Act"), (b) by reason of its business or financial experience, it has the capacity to protect its own interests in connection with the acquisition of this warrant and the underlying shares of Common Stock, and (c) this warrant and the shares of Common Stock to be issued upon exercise of this warrant are being acquired for investment and that it shall not offer, sell, or otherwise dispose of this warrant or any shares of stock to be issued upon exercise of this warrant, except under circumstances that will not result in a violation of the Act or any state securities laws. Further, the undersigned represents and warrants to the Company that it has furnished the assignee a copy of this instrument, and the assignee has acknowledged that, upon exercise of this warrant, the assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Act.

Dated: _________________________    Holder: ____________________________________


                                    By:     ____________________________________
                                            Name:
                                            Title: